UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

501 South James M. Campbell Blvd.
Columbia, Tennessee	38401
(Address of Principal Executive Offices)	(Zip Code)

(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On August 17, 2004, Community First Bank and Trust, a Tennessee banking corporation and wholly-owned subsidiary of Community First, Inc., a Tennessee corporation (“Community First”) entered into an Agreement for Purchase of Real Property by and between Community First Bank and Trust (the “Bank”) and Diversified Specialty Institutes, Inc., a Delaware corporation (“Seller”) which agreement was subsequently amended on September 13, 2004, pursuant to which the Bank acquired the property identified therein (the “Property”) for $2,745,500. The Bank’s acquisition of the Property was consummated on September 16, 2004.

Item 7.01. Regulation FD Disclosure.

     On September 16, 2004, the Company issued the press release attached hereto as Exhibit 99.1 announcing the Bank’s acquisiton of the Property.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Community First, Inc. dated September 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
	By:	/s/ Marc R. Lively
Marc R. Lively
Date: September 17, 2004		Chief Executive Officer/President

EXHIBIT INDEX

99.1	Press Release of Community First, Inc. dated September 16, 2004.

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